Exhibit 10.2

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO FEDEX IF PUBLICLY DISCLOSED.

Supplemental Agreement No. 16

to

Purchase Agreement No. 3712

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 767-3S2F Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 16 (SA-16), entered into as of June 22 , 2021 by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into Purchase Agreement No. 3712, dated December 14, 2011 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 767- 3S2F Aircraft (Aircraft); and

B. WHEREAS, Customer and Boeing desire to revise the delivery date of one (1) Aircraft (SA-16 Rescheduled Aircraft), as set forth in the table below:

Aircraft Block	MSN[1]	Table	Existing Delivery Date of Aircraft	Revised Delivery Date of Aircraft
F	63133	1-A2	[*]	[*]

C. WHEREAS, Customer desires to (i) exercise and revise the delivery date of one (1) Option Aircraft, (ii) exercise four (4) Option Aircraft, and (iii) exercise fifteen (15) Block D Option Aircraft, for a combined total of twenty (20) exercised Option Aircraft; such exercised Option Aircraft will be added to the Purchase Agreement and will be designated as either Block H Aircraft (Block H Aircraft)or Block I Aircraft (Block I Aircraft), as summarized in the following table:

[1]	Manufacture Serial Number(s) (MSNs) identified are for informational purposes only and subject to change.

SA16-1

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Supplemental Agreement No.16 to

Purchase Agreement No. 3712

#	Existing Aircraft Block	Revised Aircraft Block	Table	Existing Delivery Date of Option Aircraft	Revised Delivery Date Aircraft
1	Option Aircraft	Block H	1-B	[*]	[*]
2	Option Aircraft	Block H	1-B	[*]	[*]
3	Block D Option Aircraft	Block H	1-B	[*]	[*]
4	Block D Option Aircraft	Block H	1-B	[*]	[*]
5	Block D Option Aircraft	Block H	1-B	[*]	[*]
6	Block D Option Aircraft	Block H	1-B	[*]	[*]
7	Block D Option Aircraft	Block H	1-B	[*]	[*]
8	Block D Option Aircraft	Block H	1-B	[*]	[*]
9	Block D Option Aircraft	Block H	1-B	[*]	[*]
10	Block D Option Aircraft	Block H	1-B	[*]	[*]
11	Block D Option Aircraft	Block H	1-B	[*]	[*]
12	Block D Option Aircraft	Block H	1-B	[*]	[*]
13	Block D Option Aircraft	Block H	1-B	[*]	[*]
14	Block D Option Aircraft	Block H	1-B	[*]	[*]
15	Block D Option Aircraft	Block H	1-B	[*]	[*]
16	Block D Option Aircraft	Block H	1-B	[*]	[*]
17	Block D Option Aircraft	Block H	1-B	[*]	[*]
18	Option Aircraft	Block H	1-B	[*]	[*]
19	Option Aircraft	Block I	1-B	[*]	[*]
20	Option Aircraft	Block I	1-B	[*]	[*]

BOEING PROPRIETARY

SA 16-2

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Supplemental Agreement No.16 to

Purchase Agreement No. 3712

D. WHEREAS, Customer desires to add twenty (20) Option Aircraft to the Purchase Agreement (SA-16 Option Aircraft), as set forth in the table below:

#	Delivery Date of new Option Aircraft	Block
1	[*]	Option Aircraft
2	[*]	Option Aircraft
3	[*]	Option Aircraft
4	[*]	Option Aircraft
5	[*]	Option Aircraft
6	[*]	Option Aircraft
7	[*]	Option Aircraft
8	[*]	Option Aircraft
9	[*]	Option Aircraft
10	[*]	Option Aircraft
11	[*]	Option Aircraft
12	[*]	Option Aircraft
13	[*]	Option Aircraft
14	[*]	Option Aircraft
15	[*]	Option Aircraft
16	[*]	Option Aircraft
17	[*]	Option Aircraft
18	[*]	Option Aircraft
19	[*]	Option Aircraft
20	[*]	Option Aircraft

E. WHEREAS, Customer desires to cancel twenty (20) Purchase Rights from the Purchase Agreement.

BOEING PROPRIETARY

SA 16-3

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Supplemental Agreement No.16 to

Purchase Agreement No. 3712

F. WHEREAS, Boeing desires to provide special business considerations to Customer related to the Block H Aircraft and Block I Aircraft.

G. WHEREAS, Customer and Boeing desire to document details of the existing Aircraft in a more consistent manner, in order to provide clarification throughout the Purchase Agreement.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1. Remove and replace, in its entirety, the Table of Contents with the revised Table of Contents attached hereto, to reflect the changes made by this SA-16.

2. Boeing and Customer acknowledge and agree that upon execution of this SA-16, (i) one (1) Aircraft is hereby rescheduled as described in Recital Paragraph B, (ii) eighteen (18) Block H Aircraft described in Recital Paragraph C are hereby added to the Purchase Agreement and will be designated by the parties as “Block H Aircraft”, (iii) two (2) Block I Aircraft described in Recital Paragraph C are hereby added to the Purchase Agreement as a conditional firm aircraft and will be designated by the parties as “Block I Aircraft” (iv) twenty (20) Option Aircraft described in Recital Paragraph D are hereby added to the Purchase Agreement as “Option Aircraft” and shall be deemed such for all purposes under the Purchase Agreement, and (v) twenty (20) Purchase Rights are hereby removed from the Purchase Agreement decreasing the total quantity of Purchase Rights to twelve (12). The Block H Aircraft and the Block I Aircraft will be deemed “Aircraft” for all purposes under the Purchase Agreement except as otherwise described herein.

3. Revise and replace in its entirety, Table 1-A1 with a revised Table 1-A1, attached hereto, revised to include (i) the applicable [*], and (ii) the relevant manufacture serial numbers2, to conform the format of Table 1- A1 to be consistent with the format of the other tables in the Purchase Agreement, as described in Recital Paragraph G above.

[2]	Manufacture Serial Number(s) (MSNs) identified are for informational purposes only and subject to change.

BOEING PROPRIETARY

SA 16-4

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Supplemental Agreement No.16 to

Purchase Agreement No. 3712

4. Revise and replace in its entirety, Table 1-A2 with a revised Table 1-A2, attached hereto, revised to reflect the revised delivery date, [*], [*], and [*] resulting from the deferral of the SA-16 Rescheduled Aircraft, as described in Recital Paragraph B above.

5. Revise and replace in its entirety, Table 1-B with a revised Table 1-B, attached hereto, to add the eighteen (18) Block H Aircraft and two (2) Block I Aircraft, as described in Recital Paragraph C above.

6. Revise and replace in its entirety, Table 1-B1 with a revised Table 1-B1, attached hereto, revised to clarify that there are no remaining Block D Option Aircraft.

7. Revise and replace in its entirety, Table 1-C with a revised Table 1-C, attached hereto, revised to clarify when Table 1-C should be utilized.

8. Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106158R6, Right to Purchase Additional Aircraft, with Letter Agreement FED-PA-03712-LA-1106158R7, Right to Purchase Additional Aircraft, attached hereto, to reflect the cancellation of the twenty (20) Purchase Rights as described in Recital Paragraph E above, resulting in a revised quantity of twelve (12) Purchase Rights.

9. Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1106156R5, Option Aircraft, with Letter Agreement FED-PA-03712-LA-1106156R6, Option Aircraft, attached hereto, to reflect (i) the removal of fifteen (15) Block D Option Aircraft and five (5) Option Aircraft as described in Recital Paragraph C above, and (ii) the addition of twenty (20) Option Aircraft as described in Recital Paragraph D above.

10. Revise and replace in its entirety Attachment 1 to Letter Agreement FED-PA-03712-LA-1106156R5, Option Aircraft, with Attachment 1 to Letter Agreement FED-PA-03712-LA-1106156R6, Option Aircraft, attached hereto, to reflect (i) the removal of five (5) Option Aircraft described in Recital Paragraph C above, and (ii) the addition of the SA-16 Option Aircraft described in Recital Paragraph D above.

11. Revise and replace in its entirety Attachment 2 to Letter Agreement FED-PA-03712-LA-1106156R5, Option Aircraft, with Attachment 2 to Letter Agreement FED-PA-03712-LA-1106156R6, Option Aircraft, attached hereto, to reflect the removal of fifteen (15) Block D Option Aircraft as described in Recital Paragraph C above, and (ii) to document that there are zero (0) Block D Option Aircraft and zero (0) Block D Exercised Option Aircraft in the Purchase Agreement.

BOEING PROPRIETARY

SA 16-5

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Supplemental Agreement No.16 to

Purchase Agreement No. 3712

12. Revise and replace in its entirety Attachment 3 to Letter Agreement FED-PA-03712-LA-1106156R5, Option Aircraft, with Attachment 3 to Letter Agreement FED-PA-03712-LA-1106156R6, Option Aircraft, attached hereto, to reflect (i) the exercise of twenty (20) Option Aircraft as described in Recital Paragraph C above, and (ii) the addition of the SA-16 Option Aircraft described in Recital Paragraph D above.

13. Revise and replace in its entirety Attachment 4 to Letter Agreement FED-PA-03712-LA-1106156R5, Option Aircraft, with Attachment 4 to Letter Agreement FED-PA-03712-LA-1106156R6, Option Aircraft, attached hereto, to reflect (i) the exercise of twenty (20) Option Aircraft described in Recital Paragraph C above, and (ii) the addition of the SA-16 Option Aircraft described in Recital Paragraph D above.

14. Add new Letter Agreement FED-PA-03712-LA-2101153, Special Matters for Block H and Block I Aircraft, attached hereto, to provide special business considerations to Customer related to the Block H Aircraft and Block I Aircraft as described in Recital Paragraph F above.

15. Revise and replace in its entirety Letter Agreement FED-PA-03712-LA-1208292R3, Special Matters Concerning [*] -- Block B, Block C, Block E, Block F and Block G Aircraft, with Letter Agreement FED-PA-03712-LA-1208292R4, Special Matters Concerning [*] -- Block B, Block C, Block E, Block F, Block G, Block H, and Block I Aircraft, attached hereto, to include the Block H Aircraft and Block I described in Recital Paragraph C above.

16. Revise and replace in its entirety Letter Agreement 6-1162-SCR146R2, Special Provision – Block B and Block G Aircraft, with Letter Agreement 6-1162-SCR146R3, Special Provision – Block B, Block G, and Block I Aircraft, attached hereto, to revise the applicability of the letter agreement to include the Block I Aircraft described in Recital Paragraph C above.

17. For the sake of clarity, the parties agree that the Block H Aircraft and Block I Aircraft added herein shall be subject to (i) Letter Agreement FED-PA-03712-LA-1106159R1, Special Matters Concerning [*], (ii) Letter Agreement FED-PA-03712-LA-1106154R2, Firm and Option Aircraft Delivery Matters, and (iii) Letter Agreement FED-PA-03712-LA-1106584R4, Aircraft Performance Guarantees.

18. As a result of the changes incorporated in this SA-16, Customer will owe a payment to Boeing in an amount equal to [*] (SA-16 Payment Amount). The SA-16 Payment Amount will be due to Boeing no later than June 29, 2021.

BOEING PROPRIETARY

SA 16-6

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Supplemental Agreement No.16 to

Purchase Agreement No. 3712

19. This SA-16 to the Purchase Agreement shall not be effective unless executed and delivered by the parties on or prior to June 22, 2021.

20. References in the Purchase Agreement, any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

Reference	Replacement Reference
FED-PA-03712-LA-1106156R5	FED-PA-03712-LA-1106156R6
FED-PA-03712-LA-1106158R6	FED-PA-03712-LA-1106158R7
FED-PA-03712-LA-1208292R3	FED-PA-03712-LA-1208292R4
6-1162-SCR-146R2	6-1162-SCR-146R3

EXECUTED as of the day and year first above written.

FEDERAL EXPRESS CORPORATION		THE BOEING COMPANY

By:	/s/ Kevin A. Burkhart	By:	/s/ McKenzie Kuckhahn
Name:	Kevin A. Burkhart	Name:	McKenzie Kuckhahn
Title:	Vice President	Title:	Attorney-In-Fact

BOEING PROPRIETARY

SA 16-7

TABLE OF CONTENTS

ARTICLES		SA Number
1	Quantity, Model and Description
2	Delivery Schedule
3	Price
4	Payment
5	Additional Terms

TABLES
1-A	Firm Aircraft Information Table	10
1-A1	Block B and Block C Aircraft Information Table	16
1-A2	Block E, Block F and Block G Aircraft Information Table	16
1-B	Exercised Option Aircraft Information Table	16
1-B1	Exercised Block D Option Aircraft Information Table	16
1-C	Exercised Purchase Right Aircraft Information Table	16

EXHIBIT
A	Aircraft Configuration	4
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables	2
CS1	Customer Support Variables
EE1	Engine Escalation, Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

FED-PA-03712		SA-16
BOEING PROPRIETARY

LETTER AGREEMENTS		SA Number

LA-1106151R3	LA-Special Matters Concerning [*] – Option Aircraft and
	Certain Purchase Right Aircraft	15

LA-1106152	LA-Special Matters Concerning [*] – Firm Aircraft

LA-1106153	LA-Liquidated Damages Non-Excusable Delay

LA-1106154R2	LA-Firm Aircraft and Option Aircraft Delivery Matters	6

LA-1106155	LA-Open Configuration Matters

LA-1106156R6	LA-Option Aircraft	16

	Attachment 1 to LA-1106156R6	16

	Attachment 2 to LA-1106156R6	16

	Attachment 3 to LA-1106156R6	16

	Attachment 4 to LA-1106156R6	16

LA-1106157	AGTA Amended Articles

LA-1106158R7	LA-Right to Purchase Additional Aircraft	16

LA-1106159R1	LA-Special Matters Concerning [*]	1

LA-1106160	LA-Spare Parts Initial Provisioning

LA-1106163	LA-Demonstration Flight Waiver

LA-1106177R1	LA-[*]	6

LA-1106207R1	LA-Special Matters Firm Aircraft	1

LA-1106208R2	LA-Special Matters Option Aircraft	1

LA-1106574R1	LA-Agreement for Deviation from the [*]	6

LA-1106584R4	LA-Aircraft Performance Guarantees	6

LA-1106586	LA-Miscellaneous Matters

LA-1106614R4	LA-Special Matters for Purchase Right Aircraft	12

LA-1106824	LA-Customer Support Matters

LA-1208292R4	LA-Special Matters Concerning [*] – Block B, Block C, Block E, Block F, Block G, Block H and Block I Aircraft	16

LA-1208296R1	LA-Special Matters for Block D Option Aircraft	6

LA-1208949R1	LA-Special Matters for Aircraft in Table 1-A1	11

6-1162-SCR-146R3	LA Special Provision — Block B, Block G, and Block I Aircraft	16

LA-1306854R1	Performance Guarantees, Demonstrated Compliance	6

6-1162-LKJ-0696R6	LA-[*]	6

6-1162-LKJ-0705	LA-Special Matters for Block E, Block F and Block G Aircraft in Table 1-A2	6

6-1162-LKJ-0707	LA- Agreement Regarding [*]	6

6-1162-LKJ-0709	LA-[*] Special Matters	6

FED-PA-03712		SA-16
BOEING PROPRIETARY

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6-1162-LKJ-0728	LA-Special Matters – SA-8 Early Exercise Aircraft	8

6-1162-LKJ-0744	LA-Special Considerations – SA-10 Accelerated Aircraft	10

6-1169-LKJ-0773	LA-Special Matters – SA-11	11

LA-2000793R1	LA-SA-14 Rescheduled Aircraft Delivery Matters	15

MISC-1902775R1	LA- 767 Unincorporated Changes	15

LA-2002413	LA-SA-15 Block G Rescheduled Aircraft –Additional Considerations	15

MISC-1907644R1	LA-Special Considerations related to [*]	15

LA-2002433	LA-SA-15 Considerations and Aircraft Delays	15

LA-2101153	LA-Special Matters for Block H and Block I Aircraft	16

FED-PA-03712		SA-16
BOEING PROPRIETARY

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SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	June 29, 2012

Supplemental Agreement No. 2	October 8, 2012

Supplemental Agreement No. 3	December 11, 2012

Supplemental Agreement No. 4	December 10, 2013

Supplemental Agreement No. 5	September 29, 2014

Supplemental Agreement No. 6	July 21, 2015

Supplemental Agreement No. 7	April 18, 2016

Supplemental Agreement No. 8	June 10, 2016

Supplemental Agreement No. 9	February 16, 2017

Supplemental Agreement No. 10	May 10, 2017

Supplemental Agreement No. 11	June 18, 2018

Supplemental Agreement No. 12	June 24, 2019

Supplemental Agreement No. 13	September 4, 2019

Supplemental Agreement No. 14	February 28, 2020

Supplemental Agreement No. 15	June 25, 2020

Supplemental Agreement No. 16	June 22, 2021

FED-PA-03712		SA-16
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106158R7

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Right to Purchase Additional Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-03712- LA-1106158R6 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Right to Purchase Incremental Aircraft.

Subject to the terms and conditions contained herein, Customer will have the right to purchase (Purchase Right(s)) twelve (12) additional Boeing Model 767-3S2F aircraft as purchase right aircraft (Purchase Right Aircraft).

2.	Delivery.

2.1 The Purchase Right Aircraft delivery positions are [*].

2.1.1 The parties agree that [*]. In order for Customer to exercise Purchase Rights for delivery positions commencing [*].

2.1.2 Boeing and Customer shall [*].

FED-PA-03712-LA-1106158R7		SA-16
Right to Purchase Additional Aircraft		Page 1
BOEING PROPRIETARY

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2.1.3 Boeing and Customer shall [*].

3.	Configuration.

The configuration for the Purchase Right Aircraft will be the Detail Specification for Model 767-3S2F aircraft at the revision level in effect at the time of the Supplemental Agreement. Such Detail Specification will be revised to include (i) changes required to obtain required regulatory certificates and (ii) other changes as mutually agreed upon by Boeing and Customer.

4.	Price.

4.1 The Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for the Purchase Right Aircraft shall remain in base year [*] and such prices will be subject to escalation to the scheduled delivery date of the Purchase Right Aircraft.

4.2 Subject to the provisions of Letter Agreement FED-PA-03712-LA-1106151R3 “Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft”, the Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Purchase Right Aircraft will be adjusted for escalation in accordance with the Purchase Agreement.

4.3 The Advance Payment Base Price for each exercised Purchase Right Aircraft shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Supplemental Agreement.

5.	Payment.

At Supplemental Agreement for the Purchase Right Aircraft, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Purchase Right Aircraft will be paid at the time of delivery.

FED-PA-03712-LA-1106158R7		SA-16
Right to Purchase Additional Aircraft		Page 2
BOEING PROPRIETARY

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6.	Notice of Exercise and Payment of Deposit.

6.1 Customer may exercise a Purchase Right by giving written notice (Notice of Exercise) to Boeing. All Purchase Right aircraft must be exercised for delivery no later than [*]. Such Notice of Exercise shall be accompanied by payment, by electronic transfer to the account specified below, in accordance with the Purchase Agreement. Such amount will be the initial advance payment due at execution of the Supplemental Agreement.

[*]

6.2 The parties agree that Purchase Right Aircraft, once exercised, will be added to either (a) Table 1-C of the Purchase Agreement when exercised as incremental firm Aircraft, or (b) Attachment 1 to Letter Agreement FED-PA-03712- LA-1106156R6 “Option Aircraft” when [*].

6.3 The parties agree that [*].

7.	Supplemental Agreement.

Following Customer’s exercise of a Purchase Right in accordance with the terms and conditions stated herein [*], the parties will sign a supplemental agreement for the purchase of such Purchase Right Aircraft (Supplemental Agreement) within thirty (30) calendar days of such exercise (Purchase Right Exercise). The Supplemental Agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

8.	[*].

[*].

9.	General Expiration of Rights.

Each Purchase Right shall expire at the time of execution of the Supplemental Agreement for the applicable Purchase Right Aircraft, or, if no such Supplemental Agreement is executed, on [*].

FED-PA-03712-LA-1106158R7		SA-16
Right to Purchase Additional Aircraft		Page 3
BOEING PROPRIETARY

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10.	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ McKenzie Kuckhahn
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: June 22, 2021

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin A. Burkhart
Its Vice President

FED-PA-03712-LA-1106158R7		SA-16
Right to Purchase Additional Aircraft		Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106156R6

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Option Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-03712- LA-1106156R5 in its entirety. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Right to Purchase Option Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, Customer has the option to purchase fifty (50) additional Model 767-3S2F aircraft as option aircraft (Option Aircraft).

2.	Delivery.

The number of Option Aircraft and associated delivery months are listed in the Attachment 1 to this Letter Agreement.

3.	Configuration.

The configuration for the Option Aircraft will be the Detail Specification for model 767-3S2F aircraft at the revision level in effect at the time of Supplemental Agreement. Such Detail Specification will be revised to include (i) changes required to obtain required regulatory certificates and (ii) other changes as mutually agreed upon by Customer and Boeing.

4.	Price.

4.1 The Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft will remain in base year [*] and such prices will be subject to escalation in accordance with the Purchase Agreement.

FED-PA-03712-LA-1106156R6		SA-16
Option Aircraft		Page 1
BOEING PROPRIETARY

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4.2 Subject to the provisions of letter agreement FED-PA-03712-LA-1106151R3; Special Matters Concerning [*] – Option Aircraft and Certain Purchase Right Aircraft, the Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft will be adjusted for escalation in accordance with the Purchase Agreement.

FED-PA-03712-LA-1106156R6		SA-16
Option Aircraft		Page 1
BOEING PROPRIETARY

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4.3 The Advance Payment Base Price for each exercised Option Aircraft will be developed in accordance with the terms of the Purchase Agreement and determined at the time of Supplemental Agreement.

5.	Payment.

5.1 Customer will pay an option deposit to Boeing in the amount of [*] (Option Deposit) for each Option Aircraft added to the Purchase Agreement. The parties acknowledge that Customer has previously paid an Option Deposit to Boeing in the amount of [*] for each of the thirty (30) Option Aircraft in Attachment 1 prior to the execution of Supplemental Agreement No. 16 to the Purchase Agreement (SA-16). If Customer exercises an option, the Option Deposit will be credited against the first advance payment due.

5.2 [*].

5.3 For the sake of clarity, Customer and Boeing agreed to [*], pursuant to paragraph 2 of letter agreement 6-1162-LKJ-0707, Agreement Regarding [*], dated July 15, 2015.

5.4 Following option exercise, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

6.	Option Exercise.

6.1 Customer will exercise [*], by giving written notice to Boeing on or before the first business day of the month that is [*] months prior to the month of delivery [*] (Option Exercise Date). [*].

6.1.1 [*].

FED-PA-03712-LA-1106156R6		SA-16
Option Aircraft		Page 2
BOEING PROPRIETARY

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6.1.2 [*].

6.1.3 [*].

6.2 [*].

6.2.1 [*].

FED-PA-03712-LA-1106156R6		SA-16
Option Aircraft		Page 3
BOEING PROPRIETARY

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6.2.2 [*].

6.2.3 [*].

6.2.4 [*].

6.2.5 [*].

6.3 Boeing and Customer agree that Option Aircraft, once exercised, will be added to Table 1-B, of the Purchase Agreement.

FED-PA-03712-LA-1106156R6		SA-16
Option Aircraft		Page 4
BOEING PROPRIETARY

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7	[*].

For the avoidance of doubt, [*] as described in letter agreement FED-PA-03712- LA-1106154R2, Firm Aircraft and Option Aircraft Delivery Matters and FED-PA-03712- LA-2000793R1, SA-14 Rescheduled Aircraft Delivery Matters.

8	[*].

9	[*].

10	Supplemental Agreement.

10.1 Following Customer’s exercise of an option the parties will sign a supplemental agreement for the purchase of such Option Aircraft (Supplemental Agreement). The Supplemental Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement.

10.2 Boeing and Customer will use their commercially reasonable efforts to sign a Supplemental Agreement within thirty (30) business days following the applicable Option Exercise Date.

FED-PA-03712-LA-1106156R6		SA-16
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11	Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

ACCEPTED AND AGREED TO this

Date:	June 22, 2021

FEDERAL EXPRESS CORPORATION		THE BOEING COMPANY

By:	/s/ Kevin A. Burkhart	By:	/s/ McKenzie Kuckhahn
Name:	Kevin A. Burkhart	Name:	McKenzie Kuckhahn
Title:	Vice President	Title:	Attorney-In-Fact

Attachments to Letter Agreement:

◾	Attachment 1: Option Aircraft Delivery, Description, Price and Advance Payments
◾	Attachment 2: Block D Option Aircraft Delivery, Description, Price and Advance Payments
◾	Attachment 3: Production Cycle Option Schedule by contract Delivery Date, by Customer Fiscal Year
◾	Attachment 4: Firm Aircraft and Option Aircraft Delivery Schedule by contract Delivery Date, by Customer Fiscal Year

FED-PA-03712-LA-1106156R6		SA-16
Option Aircraft		Page 6
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The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

FED-PA-03712-LA-2101153

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Special Matters for Block H and Block I Aircraft

Reference:	Purchase Agreement No. PA-3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The credit memorandum provided for in this Letter Agreement will be applicable to the Block H Aircraft and Block I Aircraft, as identified in Table 1-B of the Purchase Agreement.

1.	Credit Memoranda.

[*]

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2.	Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1.1 through 1.6 are in [*] base year dollars and will be escalated to the same time period as the Airframe pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Block H Aircraft and Block I Aircraft. The Credit Memoranda may, at the election of Customer, be [*].

3.	[*]

4.	Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Block H Aircraft and Block I Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing, which will not be unreasonably withheld.

5.	Confidentiality

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree hat it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written

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Special Matters for Block H and Block I Aircraft		Page 2
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consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

Very truly yours,

THE BOEING COMPANY

By	/s/ McKenzie Kuckhahn
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 22, 2021

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin A. Burkhart
Its	Vice President

FED-PA-03712-LA-2101153		SA-16
Special Matters for Block H and Block I Aircraft		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1208292R4

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Special Matters Concerning [*] – Block B, Block C, Block E, Block F, Block G, Block H, and Block I Aircraft

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement FED-PA-03712-LA-1208292R3 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. The terms provided in this Letter Agreement will be applicable to Block B, Block C, Block E, Block F, Block G, Block H, and Block I Aircraft.

1.	[*].

1.1 Boeing will [*] for the Airframe Price and Optional Features Prices of each Block B, Block C, Block E, Block F, Block G, Block H, and Block I Aircraft for the period beginning [*], and continuing through [*], in accordance with the terms of this Letter Agreement.

1.2 Notwithstanding the [*], in the event Boeing reschedules a Block B, Block C, Block E, Block F, Block G, Block H, or Block I Aircraft delivery outside the [*] pursuant to the delivery flexibility described in Letter Agreement Firm Aircraft Delivery Matters (FED-PA-03712-LA-1106154R2), Boeing agrees that the [*] will extend to apply to such rescheduled Block B, Block C, Block E, Block F, Block G, Block H, or Block I Aircraft.

1.3 For the avoidance of doubt, in the event of an Excusable Delay or Non- Excusable Delay of a Block B, Block C, Block E, Block F, Block G, Block H, or Block I Aircraft, Boeing and Customer acknowledge that the [*] to the contracted delivery month will be applied to such Block B, Block C, Block E, Block F, Block G, Block H, or Block I Aircraft.

Special Matters Concerning [*] – Block B, Block C, Block E, Block F, Block G,
Block H, and Block I Aircraft		Page 1
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If Boeing and Customer mutually agree to reschedule a Block B, Block C, Block E, Block F, Block G, Block H, or Block I Aircraft within the [*], the affected Block B, Block C, Block E, Block F, Block G, Block H, or Block I Aircraft will continue to receive the [*] described herein, [*] to the rescheduled delivery month.

1.4 The [*] for the Airframe Price and Optional Features Price of each Block B, Block C, Block E, Block F, Block G, Block H, and Block I Aircraft will be [*] during the [*] at a [*].

2. Determining [*] for Block B, Block C, Block E, Block F, Block G, Block H, and Block I Aircraft Delivering Within the [*].

2.1 For Block B, Block C, Block E, Block F, Block G, Block H, and Block I Aircraft delivering within the [*], Boeing will, at time of Block B, Block C, Block E, Block F, Block G, Block H, and Block I Aircraft delivery, calculate the [*] of the Airframe Price and Optional Features Price using (i) [*] in accordance with the provisions of [*] to the Purchase Agreement ([*]) and (ii) the [*]. The final Block B, Block C, Block E, Block F, Block G, Block H, and Block I Aircraft Price will include the [*] Airframe Price and Optional Features Price utilizing the [*] or the [*], except as set forth below.

2.2 Notwithstanding paragraph 2.1 above, if [*] calculated pursuant to the [*], Customer will pay [*] on the Airframe Price and Optional Features Price [*] on the applicable Block B, Block C, Block E, Block F, Block G, Block H, and Block I Aircraft; or

2.3 If [*] calculated pursuant to the [*], Customer will [*] on the Airframe Price and Optional Features Price [*] on the applicable Block B, Block C, Block E, Block F, Block G, Block H, and Block I Aircraft. At least [*] of a Block B, Block C, Block E, Block F, Block G, Block H, or Block I Aircraft, but not [*] of a Block B, Block C, Block E, Block F, Block G, Block H, or Block I Aircraft, Boeing will provide Customer notification in the event the [*].

2.4 For an example of the determination of escalation factor applicable to the Airframe and Optional Features, refer to Attachment C to this Letter Agreement.

FED-PA-03712-LA-1208292R4		SA-16
Special Matters Concerning [*] – Block B, Block C, Block E, Block F, Block G,
Block H, and Block I Aircraft		Page 2
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3. Effect on Advance Payments.

The amount and timing of advance payments Customer is required to pay to Boeing pursuant to the Purchase Agreement shall be unaffected by any terms set forth in this Letter Agreement.

4. Block B, Block C, Block E, Block F, Block G, Block H, and Block I Aircraft Applicability.

Unless otherwise stated, the terms of this Letter Agreement shall only apply to the Block B, Block C, Block E, Block F, Block G, Block H, and Block I Aircraft set forth in Tables 1-A1, 1-A2 and 1-B of the Purchase Agreement as of the execution date of this Letter Agreement.

5. Applicability to Other Financial Consideration.

The escalation adjustment for any other sum identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to Block B, Block C, Block E, Block F, Block G, Block H, and Block I Aircraft set forth in Tables 1-A1, 1-A2 and 1-B as of the date of this Letter Agreement, shall be calculated using the escalation methodology established in this Letter Agreement notwithstanding any other provisions of the Purchase Agreement to the contrary.

6. Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

FED-PA-03712-LA-1208292R4		SA-16
Special Matters Concerning [*] – Block B, Block C, Block E, Block F, Block G,
Block H, and Block I Aircraft		Page 3
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Very truly yours,

THE BOEING COMPANY

By	/s/ McKenzie Kuckhahn
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 22, 2021

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin A. Burkhart
Its	Vice President

Attachments A, B and C

FED-PA-03712-LA-1208292R4		SA-16
Special Matters Concerning [*] – Block B, Block C, Block E, Block F, Block G,
Block H, and Block I Aircraft		Page 4
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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-SCR-146R3

Federal Express Corporation

3610 Hacks Cross

Memphis, TN 38125

Subject:	Special Provision – Block B, Block G, and Block I Aircraft

Reference:	Purchase Agreement 3712 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F aircraft (the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes Letter Agreement 6-1162- SCR-146R2 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[*]

Boeing and Customer agree that, as of Supplemental Agreement No. 16 to the Purchase Agreement, the Determination Date has passed for all Block B and Block G Aircraft, the special provision under this Letter Agreement has expired with respect to the Block B and Block G Aircraft, and all Block B and Block G Aircraft are now firm Aircraft under the Purchase Agreement.

[Defined Terms]

“Block B Aircraft” means (i) the four (4) Option Aircraft exercised, as identified in Table 1-B as Block B Aircraft, under Supplemental Agreement Number 1 to the Purchase Agreement and shall have the meaning as defined therein, and (ii) the one (1) Aircraft added to the Purchase Agreement and identified in Table 1-A1 as a Block B Aircraft pursuant to Supplemental Agreement No. 11 and shall have the meaning as defined therein.

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“Block G Aircraft” means the four (4) Aircraft identified in Table 1-A2 as Block G Aircraft pursuant to Supplemental Agreement Number 6 to the Purchase Agreement and shall have the meaning as defined therein.

“Block I Aircraft” means the two (2) Aircraft identified in Table 1-B as Block I Aircraft pursuant to Supplemental Agreement Number 16 to the Purchase Agreement and shall have the meaning as defined therein.

[*]

“RLA” or “Railway Labor Act” means 45 USC Section 151 et seq.

“NLRA” or “National Labor Relations Act” means 29 USC Section 151 et seq.

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Very Truly Yours,

THE BOEING COMPANY

By	/s/ McKenzie Kuckhahn
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	June 22, 2021

FEDERAL EXPRESS CORPORATION

By	/s/ Kevin A. Burkhart
Its	Vice President

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B767F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.

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